                                                                   Exhibit 10.35

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Allen, Matkins, Leck, Gamble & Mallory LLP
515 So. Figueroa Street, 7th Floor
Los Angeles, California 90071
Attn: Michael J. Kiely, Esq.

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                RATIFICATION AND MEMORANDUM OF LEASE AGREEMENT
                ----------------------------------------------

THIS MEMORANDUM OF LEASE AGREEMENT is made effective as of the ___ day of October, 1998, by and between BEVERLY JANE IVERSON, AS TRUSTEE OF THE PENZNER IVERSON FAMILY TRUST ESTABLISHED MARCH 11, 1997 ("Lessor"), and HOUSE OF BLUES LOS ANGELES RESTAURANT CORP., a Delaware corporation ("HOB" or Lessee"), who agree as follows:

           WHEREAS, pursuant to that certain Grant Deed, dated April 15, 1991, and recorded in the Official Records of the County of Los Angeles on April 25, 1991, as Instrument No 91-593791, William L. Penzner, as Trustee of the William
L. Penzner Trust, transferred to William L. Penzner, a widower, the real property located on Sunset Boulevard, West Hollywood, California (the "Property") and described in Exhibit A attached hereto and incorporated herein
                             ---------
by reference.


           WHEREAS, pursuant to that certain Standard Industrial Net Lease, dated April 10, 1992 (as amended through the date hereof, the "Lease"), William
L. Penzner, Trustee to The William L. Penzner Trust, as lessor, leased the Property to Rama Media Investments, Inc. ("Rama"), as lessee. The Lease was subsequently amended.

           WHEREAS, pursuant to an Assignment of Interests under Lease Agreement, dated May 12, 1993, Rama assigned its interests in and to the Lease to HOB.

           WHEREAS, pursuant to that certain Quitclaim Deed, dated April 17, 1997, and recorded in the Official Records of the County of Los Angeles as Instrument No 97-601992, William L. Penzner, a married man, transferred the Property to William Lion Penzner and Beverly Jane Iverson, Trustees of The Penzner Iverson Family Trust Established March 19, 1997 ("The Penzner Iverson Family Trust").

     WHEREAS the parties hereto desire to execute this Ratification and Memorandum of Lease to ratify and affirm the terms and provisions of the Lease and provide record notice of the Lease.

     1.    Acknowledgment and Ratification of Lease. Lessor, in her capacity as
           ----------------------------------------
Trustee for The Penzner Iverson Family Trust, hereby acknowledges and agrees that: (a) the Lease was entered into by William L. Penzner, in his capacity as Trustee of The William L. Penzner Trust, as the owner of the Property; (b) all of Mr. Penzner's interest in the Property as Trustee of The William L. Penzner Trust has been transferred to The Penzner Iverson Family Trust, as Lessor; and
(c) the Lease is hereby ratified and affirmed.

     2.    Terms and Property. Pursuant to the Lease, Lessor leases to Lessee,
           ------------------
and Lessee leases from Landlord, the Property, for an initial term of ten (10) years expiring May 10, 2002, with a first extension option term of ten (10) years and a second option term of thirteen (13) years, subject to the provisions of the above-described Lease.

     3.    Purpose of Memorandum of Lease Agreement. This Memorandum of Ground
           ----------------------------------------
Lease Agreement has been prepared for the purpose of recordation to give notice of the existence of the Lease, and in the event of any conflict between the provisions of the Lease and this Memorandum of Lease Agreement, the provisions of the Lease shall control.

     IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Memorandum of Lease Agreement as of the day and year first above written.

                                   "Lessor":
                                    ------

                                   /s/ Beverly Jane Iverson, Trustee
                                   -------------------------------------------
                                   BEVERLY JANE IVERSON, AS TRUSTEE OF THE
                                   PENZNER IVERSON FAMILY TRUST ESTABLISHED
                                   MARCH 11, 1997

                                   "Lessee":
                                    ------

                                   HOUSE OF BLUES LOS ANGELES RESTAURANT
                                   CORP., a Delaware corporation

                                   By:   /s/ Joseph C. Kaczorowski
                                         -------------------------------------
                                         Name: Joseph C. Kaczorowski
                                               -------------------------------
                                         Its: Treasurer & Secretary
                                              --------------------------------

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